UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
FIRST AMENDMENT
Current Report
Pursuant to Section 13 or 15(a) of the Securities Exchange Act of 1934

Date of Report: December 1, 2004 amending Registrants Form 8-K dated September 14, 2004

DALECO RESOURCES CORPORATION
     (Exact name of registrant as specified in Charter)

Nevada	0-12214	23-2860739

(State or other jurisdiction	(Commission File No)	(IRS Employee Identification No.)
of Incorporation)

120 North Church Street, West Chester, Pennsylvania 19380
(Address of principal executive offices)

Registrant’s telephone number, including area code:	610-429-0181

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.

     On September 14, 2004, the Registrant filed its Form 8-K advising of its receipt of a letter from its Auditor, Jay J. Shapiro (“Former Auditor”), notifying the Registration of his election to cease his practice involving audit services to all his public clients. This First Amended Form 8-K supplements the Registrant’s prior filing, as follows:

     1.   The Former Auditor provided services though January 12, 2004, the date of the Registrant's 10-KSB for the fiscal year ending September 30, 2003. The Former Auditor’s services were related to the period ending September 30, 2003.

     2.   The Registrant’s Former Auditor resigned and advised the Registrant that he would no longer be auditing public companies. The Auditor was not up for re-election and had not been asked to stand for re-election. The Former Auditor had been confirmed by the Shareholders of the Registrant to serve as the Registrants auditor for the fiscal year ending September 30, 2004 at the Registrants Annual Meeting of Shareholders held on March 24, 2004.

     3.   The Audit Committee of the Board of Directors of the Registrant were neither involved with nor consulted by the Former Auditor regarding his decision to resign as the Registrant’s auditor. The Former Auditor’s letter of resignation was distributed to the Registrant’s Board of Directors and the Audit Committee. Discussions were held by the Audit Committee with the Former Auditor after receipt of the Former Auditor’s letter of resignation. Subsequent to its discussions with the Former Auditor, the Audit Committee, with the assistance of the Former Auditor, initiated a search to secure the services of a Public Company Accounting Oversight Board certified auditor to perform the required audit functions for the Registrant’s fiscal year ending September 30, 2004.

     4.   The Audit Committee has only been involved in the process of attempting to locate a new auditor. It was not involved in the decision by the Former Auditor to resign.

     5.   The Former Auditor’s report for the past two (2) years included statements pertaining to the uncertainty of the Registrant’s ability to continue as a going concern. The basis for this type of statement was discussed with the management of the Registrant and the Audit Committee.

     6.   There have been no disagreements between the Former Auditor and the Registrant relative to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which have not been resolved to the satisfaction of the Former Auditor.

     Attached as Exhibit 16.2 is a letter from the Former Auditor supplementing his letter of September 9, 2004, attached as Exhibit 16.1 to the Registrants Form 8-K dated September 14, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Daleco Resources Corporation

(Registrant)
Date: December 1, 2004
/s/ Gary J. Novinskie

Gary J. Novinskie, President